UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report:                         May 28, 1999
Date of Earliest Event Reported:        May 24, 1999

                           Commission File No.  0-23051

                           WIRELESS DATA SOLUTIONS, INC.

                                 A Utah corporation
                   I.R.S. Employer Identification No. 93-0734888
                  2233 Roosevelt Rd., Ste. 5, St. Cloud, MN 56301
                   Registrant's Telephone Number:  (320)203-7477



Item 6.  Resignations of Registrant's Directors

     St. Cloud, Minnesota -- May 28, 1999 -- Wireless Data Solutions, Inc. (OTC: BB - SOLU)

     Mr. Mike McLaughlin resigned as a director of Wireless Data Solutions,
Inc., effective May 24, 1999.   The Board of WDS hopes to fill the open
directors position in the relatively near future.